Exhibit 99.34

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		9/30/2008
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$11,109.00

B. Disbursements not under the plan, for current quarter:	$421,674.16

Total Disbursements	$432,783.16

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply generally with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$11,109.00		$26,231.16	$
8. Unsecured Creditors		$0.00		$688,729.01	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$11,109.00		$4,145,219.66	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	10/28/2008

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
July 1, 2008 through September 30, 2008

Type	Num	Date	Name	Further Description	Paid Amount

Bill Pmt -Check	1399	08/06/2008	PREEKEOY	Claim settlement + bank charge	(11,109.00)
			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		(11,109.00)

			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 7/01/08-9/30/08		(11,109.00)

Check	ACH	07/15/2008	US Bank	June 2008 Analysis fees	(95.54)
Bill Pmt -Check	WIRE	07/03/2008	BENTOVIM	TFS Board fees July 2008	(2,500.00)
Bill Pmt -Check	1378	07/03/2008	BRIDGE	July 2008 Professional fees	(1,378.39)
Bill Pmt -Check	1379	07/03/2008	IRON	offsite records storage	(775.85)
Bill Pmt -Check	1380	07/03/2008	LYON	TFS Board fees July 2008	(2,500.00)
Bill Pmt -Check	1381	07/03/2008	NEUSTAR	DNS services	(111.91)
Bill Pmt -Check	1382	07/03/2008	NEW WAY	July 2008 rent 3 storage trailers WA	(654.00)
Bill Pmt -Check	1383	07/03/2008	PDAVIS	TFS Board fees July 2008	(2,500.00)
Bill Pmt -Check	1384	07/03/2008	PUBLIC STORAGE	July 2008 rent storage units WA	(574.00)
Bill Pmt -Check	1385	07/03/2008	STEVEBROWN	July 2008 legal fees	(7,596.04)
Bill Pmt -Check	1386	07/03/2008	THE BANK OF NEW YORK MELLON	April 2008 transfer agent fees	(1,813.58)
Bill Pmt -Check	1387	07/29/2008	CAVANAGH	Thru 7/15/08 IP work	(65.00)
Bill Pmt -Check	1388	07/29/2008	IRON	offsite records storage	(823.25)
Bill Pmt -Check	1389	07/29/2008	NEUSTAR	DNS services	(111.13)
Bill Pmt -Check	1390	07/29/2008	PUBLIC STORAGE	August 2008 rent storage units WA	(574.00)
Bill Pmt -Check	1391	07/29/2008	THE BANK OF NEW YORK MELLON	May 2008 transfer agent fees	(2,309.14)
Bill Pmt -Check	1392	07/29/2008	USTRUSTEE	Q2 2008 Quarterly Disbursement Fee	(975.00)
Bill Pmt -Check	1393	07/31/2008	BRIDGE	June 2008 Professional fees	(2,441.43)
Bill Pmt -Check	1394	07/31/2008	SQUIRE	January-May 2008 legal fees DI litigation	(78,880.64)
Check	ACH	08/14/2008	US BANK	analysis charges	(90.13)
Bill Pmt -Check	WIRE	08/07/2008	BENTOVIM	TFS Board Fees August 2008	(2,500.00)
Bill Pmt -Check	1395	08/06/2008	IRON	offsite records storage	(818.25)
Bill Pmt -Check	1396	08/06/2008	LYON	TFS Board Fees August 2008	(2,500.00)
Bill Pmt -Check	1397	08/06/2008	NEW WAY	August 2008 rent 3 storage trailers WA	(654.00)
Bill Pmt -Check	1398	08/06/2008	PDAVIS	TFS Board Fees August 2008	(2,500.00)
Bill Pmt -Check	1399	08/06/2008	PREEKEOY	Claim settlement + bank charge	(7.00)
Bill Pmt -Check	1400	08/06/2008	STEVEBROWN	July 2008 General Counsel services	(13,959.16)

Bill Pmt -Check	1401	08/26/2008	BRIDGE	July 2008 Professional services	(5,321.65)
Bill Pmt -Check	1402	08/26/2008	HARDING	Progress billing 2007 tax returns	(900.00)
Bill Pmt -Check	1403	08/26/2008	LOEB	July 2008 legal services IP advice	(3,707.50)
Bill Pmt -Check	1404	08/26/2008	NEUSTAR	DNS monthly services	(111.65)
Bill Pmt -Check	1405	08/26/2008	PUBLIC STORAGE	September 2008 rent 2 storage units WA	(574.00)
Bill Pmt -Check	1406	08/26/2008	THE BANK OF NEW YORK MELLON	June 2008 Transfer Agent fees	(1,825.82)
Check	ACH	09/15/2008	US BANK	analysis charges	(93.29)
Bill Pmt -Check	WIRE	09/09/2008	BENTOVIM	September 2008 Board fees	(2,500.00)
Bill Pmt -Check	1407	09/09/2008	EEW	Sampling CT site	(1,355.00)
Bill Pmt -Check	1408	09/09/2008	HARDING	Progress billing preparation of 2007 tax returns	(1,595.00)
Bill Pmt -Check	1409	09/09/2008	IRON	offsite records storage	(843.37)
Bill Pmt -Check	1410	09/09/2008	LYON	September 2008 Board fees	(2,500.00)
Bill Pmt -Check	1411	09/09/2008	NEW WAY	September 2008 rent 3 storage trailers WA	(654.00)
Bill Pmt -Check	1412	09/09/2008	PDAVIS	September 2008 Board fees	(2,500.00)
Bill Pmt -Check	1413	09/09/2008	STEVEBROWN	August 2008 General Counsel services	(10,115.44)
Bill Pmt -Check	1414	09/09/2008	THE BANK OF NEW YORK MELLON	July 2008 transfer agent services	(1,812.02)
Bill Pmt -Check	1415	09/18/2008	BAKERMCKEN	August 2008 legal services	(1,677.00)
Bill Pmt -Check	1416	09/18/2008	BRIDGE	August 2008 professional services	(2,745.00)
Bill Pmt -Check	1417	09/18/2008	LOEB	August 2008 legal services	(440.00)
Bill Pmt -Check	1418	09/18/2008	NEUSTAR	DNS services	(121.98)
Bill Pmt -Check	1419	09/18/2008	PUBLIC STORAGE	October 2008 rent 2 storage units WA	(574.00)
Bill Pmt -Check	1420	09/18/2008	THINKFIRE	Commission on patent sale	(250,000.00)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 7/01/08-9/30/08		(421,674.16)

			TOTAL DISBURSEMENTS FOR 7/01/08-9/30/08		(432,783.16)